--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                           Capital Appreciation Fund
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
CAPITAL APPRECIATION FUND
-------------------------
     * Stocks made further progress in the first half, but bond returns were undercut by rising interest rates.
     * Investor interest broadened to include cyclical stocks -- a development that benefited the fund in the second quarter.
     * Returns were solid for the six-month period but, reflecting our substantial nonequity holdings, lagged the broad market and peer group average.
     * Top contributors included natural resources and energy companies, while bonds and tobacco-related stocks were weak.
     * We remain cautious in view of the market's high valuations and the likelihood of higher interest rates by year-end.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     There was occasional turbulence, but by and large the financial weather made for smooth flying and comfortable returns during the first half of 1999. Conditions improved markedly for the Capital Appreciation Fund in the second quarter when investors finally shifted their attention from a handful of blue chip growth stocks to a much broader range, including value and basic industry stocks --- staples of your fund's portfolio.

================================================================================

   PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Capital Appreciation Fund       8.77%            8.70%
    S&P 500                        12.38            22.76
    Lipper Capital Appreciation
    Funds Average                  13.68            20.04

================================================================================

     The fund rose a solid 8.77% during the six-month period, with results in the second quarter (a gain of 10.53%) exceeding the S&P 500 Stock Index's return for the same period and more than offsetting the fund's small loss in the first quarter. The resurgence in cyclical stocks largely powered results. Our bond holdings held up rather well against the headwind of weak fixed income markets but were, nevertheless, a modest drag on performance. The 12-month return was below your fund's average annual gains of the past five and 10 years, 14.85% and 12.39%, respectively, and reflected the extended exile of value-oriented stocks.

     All things considered, we accomplished our flight plan's goals. We remain a unique mutual fund focused on minimizing your risk of loss while maintaining exposure to the long-term advantage of equity investing.

================================================================================
MARKET ENVIRONMENT
================================================================================

     About one year ago, financial markets unexpectedly hit a wind shear of hedge fund problems. The Federal Reserve took timely corrective action, dropping interest rates three times by small increments and organizing a bailout of an otherwise doomed major investor group. Today a reversal of these Fed actions is probably under way. We have had one small rate increase and if, as expected, U.S. economic growth continues strong while foreign economies also expand, we anticipate more. Remember, the Fed is a conservative organization accustomed to moving cautiously, and one small turn of the rudder is more likely to represent a course shift than an isolated adjustment.

     This upward move in interest rates had a particularly negative effect on fixed income markets, where bonds of long maturity (over 20 years) had very poor performance over the past six months. Equities, on the other hand, have done quite well so far in 1999 despite the higher rates. Typical of the last several years, large growth stocks and technology-related companies, especially those with Internet connections, soared into the wild blue yonder. Small companies continued to generate positive but lower returns for the first half, despite a surge in the second quarter. We saw investor interest tilt toward several long-out-of-favor industry groups, including natural resources and mid-size energy companies. Given our forecast of a moderately strong world economy, it's reasonable that this trend could continue.

     So far inflation, at least as measured by traditional windsock instruments, shows no sign of picking up. The "wealth effect" of a stock market boom, rising home prices, and even a tight U.S. labor market have not significantly boosted prices. Offsets are many: the benefits of vigorous foreign competition, improved government finances, successful Fed monetary management, and improved consumer buying advantages related to the Internet.

============================================================

          INFORMATION ON YEAR-END DISTRIBUTIONS
          -------------------------------------

          To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web siteNwww.troweprice.com. We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions. If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

============================================================

     Allow me a small digression. While we see significant consumer benefits, we are skeptical of most Internet companies as investments, despite the seemingly easy fortunes being created daily. Today's terrific growth is being artificially boosted by (1) a sales tax exemption that is unlikely to last indefinitely, and
(2) the equity market's willingness to fund operating losses. Throughout financial history business success has led to stock market success, not vice versa. As for the Internet stocks, my blunt opinion is that eventually some of their stockholders who were drawn into the whirlwind of their rising prices will be the financial equivalent of Pacific island gooney birds that get sucked into jet engines. This is probably an accident waiting to happen, and when it does the larger equity market will also lose some altitude.

================================================================================
PORTFOLIO HIGHLIGHTS
================================================================================

     Seven of the fund's top contributors to performance were natural resources or energy holdings, as shown in the table on page 7. MACMILLAN BLOEDEL, a Canadian forest products producer, led the way boosting Capital Appreciation's price by $0.24 per share over the last six months. This large holding appreciated over 75% as a result of (1) improving prices for lumber and related investor enthusiasm for similar companies, (2) strong new management that continues to fix its operating problems, and (3) a favorable merger plan.

DOMTAR, a similarly situated company, although not a merger beneficiary, was another major contributor. The strong performance of our energy holdings --- AMERADA HESS, MITCHELL ENERGY & DEVELOPMENT, KERR-MCGEE, MURPHY OIL, and TEXACO --- was partially the result of improved world oil prices (thanks to OPEC) and partially a snapback from diving stock prices late in 1998. While generally inclined to stick with these resource holdings going forward we have done some selective selling. Specifically, ATLANTIC RICHFIELD, a long-held position, was eliminated after its price ran up, and several holdings were trimmed as they reached intermediate price objectives.

     Negative contributors to performance were headed by LOEWS and PHILIP MORRIS, two companies selling far below our perception of their value but tainted by tobacco litigation uncertainties. Considering the suffering we have endured with these two, I doubt our eventual payout will merit a "victory roll," but we nevertheless expect significant gains from today's price levels. TENNESSEE VALLEY AUTHORITY bonds were our third-worst contributors to performance. This large position fell about one-third as much as similar maturity Treasury securities because of their unique features, which are
discussed   in  more   detail   later.   We  may  well   add  to  this   holding
opportunistically.

     [Pie chart showing Security Diversification Bonds 13%, common stockd 54%, Convertibles 26%, Preferred Stocks 1%, Reserves 6%.

     Our allocation between asset classes stayed reasonably consistent over the past six months.

     The equity percentage increased modestly from 51% to 54% with our largest purchases being UNISOURCE ENERGY, ROUSE, NIAGARA MOHAWK HOLDINGS, and MACMILLAN BLOEDEL. Other miscellaneous highlights include a substantial merger-induced gain by NINE WEST convertible bonds, and expanding exposure to health care through a number of convertible purchases.

================================================================================
BONDS ET CETERA
================================================================================

     Managing our nonequity holdings is more than just achieving portfolio balance and risk reduction, although these are very important. We actively pursue numerous strategies in choosing securities within these asset classes, with the goal of enhancing our returns over time and lowering risk. Our checklist for bond purchases includes a number of strictures, including the following:

          1. We start by thinking of how much we are likely to lose on a security if we misread the fundamentals or the financial environment. For example, the longer a bond has before maturity the more it will fluctuate both up and down as interest rates change. We favor bonds with less than seven years to maturity.
          2. We are not overly enamored of an investment's stated yield. A high yield is too often a properly negative assessment of risk by other investors. We would rather have high quality, unless there is significant reward potential.

          3. When we do take risk --- for example, several years ago CLEVELAND ELECTRIC preferred stock was a large position --- we want more than a high yield. We want, if successful, the possibility of a large capital gain. Therefore, our purchases of risky nonequity securities tend to be at significant discounts to prices paid by original investors in these securities.
          4. We put a higher emphasis on avoiding loss than most investors. Therefore, we will willingly sacrifice a small amount of return, often stated yield, to know that large losses are very unlikely. For example, many of our positions have features (typically called puts) that enable us to sell them back to their issuers in the next few years at reasonable predetermined prices. The Tennessee Valley Authority bonds enjoy these provisions.
          5. Convertible bonds and preferreds represent about half of our nonequity assets. When considering these securities, we are careful to buy only those where we, not the issuer, control the conversion decision. Too often investors regret giving away that power when a poorly performing stock is forced upon them in exchange for what they thought was a strong high-yielding security.

     Two reminders concerning nonequities: first, their returns are seldom competitive with a good stock; and second, bonds are inherently less risky than equities even though their volatility over the last 30 years has been relatively high. They represent a valuable tool in managing the portfolio.

================================================================================
OUTLOOK
================================================================================

     Portfolio managers are a lot like pilots N there are old ones and there are bold ones, but there are very few old, bold ones. This oldster still takes the occasional calculated risk but admits to a continued cautious outlook. Yes, the economy looks good, but as discussed in past letters the stock market's valuation measures --- high price/earnings ratios, low yields, and others --- look very expensive. To this continuing risk has now been added the likelihood that interest rates will rise in the coming six months. Historically, such increases have hurt financial markets before slowing the real economy, which is what we believe is the Fed's goal. We are also troubled by a conviction that financial accounting is being shamelessly manipulated, and by the suspicion that despite 16 years of flawless performance the Fed just might once make a serious mistake, causing the economy or financial markets to stall rather than just slow down. In this regard, an impending year 2000 election campaign reduces flexibility and further increases the likelihood of a misstep. Finally, to end this white-knuckle litany there is always the possibility that some unknowable factor --- maybe even Y2K or fear of same --- will impact securities markets.

     Why then is more than half of the fund invested in common stocks --- generally considered the riskiest of financial assets? Principally because we are buying individual securities where we hope our expertise enables us to benefit from specific company factors or swings of investor enthusiasm beyond the general trends in broad markets. Second, while we see plenty of clouds --- and few silver linings --- the horizon is not just one impenetrable squall line. New inventions, improved business approaches, and the application of knowledge are ongoing; the American economy is strong, and the march of human progress continues. Finally, there is no automatic pilot that can factor in all relevant data and manage a portfolio to assured success. Investors will constant ly be getting unexpected information and opportunities in the future. We intend to do our best as circumstances change and will strive to continue providing substantial participation in the long-term rise of the stock market with only about half the risk.

     We are pleased to have you with us as fellow shareholders.

Respectfully submitted,

/s/

Richard P. Howard
President and Chairman of the Investment Advisory Committee
July 20, 1999

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 6/30/99

TEN BEST CONTRIBUTORS                           TEN WORST CONTRIBUTORS
---------------------                           ----------------------
MacMillan Bloedel             24 cents  Loews                         -9 cents
Amerada Hess                  12        Philip Morris                  5
Mitchell Energy & Development  8        Tennessee Valley               4
Mandalay Resort Group ***      7        FirstEnergy/Cleveland Electric 3
Domtar                         6        Thomas Nelson                  2
U.S. Cellular                  5        Washington Post                2
Kerr-McGee                     4        Octel                          1
Murphy Oil                     4        Kansas City Power & Light      1
Texaco                         3        Overseas Shipholding Group     1
Polaroid                       3        Johns Manville                 1
Total                         76 cents  Total                        -29 cents

12 Months Ended 6/30/99

TEN BEST CONTRIBUTORS                           TEN WORST CONTRIBUTORS
---------------------                           ----------------------

MacMillan Bloedel                22 cents    Tennessee Valley           -5 cents
Kerr-McGee                        8          Octel                       4
Amerada Hess                      7          Thomas Nelson               3
U.S. Cellular                     7          Overseas Shipholding Group  3
Corning **                        6          Chris-Craft                 3
Mandalay Resort Group ***         5          Meredith                    3
Domtar                            5          Loews                       2
Niagara Mohawk Holdings           4          Washington Post             2
Mitchell Energy & Development *   4          Newmont Mining              2
Great Lakes Chemical              3          New York Times              2
Total                            71 cents        Total                 -29 cents

          *    Position added
          **   Position eliminated
          ***  Formerly Circus Circus

================================================================================
T. Rowe Price Capital Appreciation Fund
---------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    PERFORMANCE CONTRIBUTIONS
    -------------------------
    6 Months Ended 6/30/99

                                               Cents-Per-Share        Percent of
                                                  Contribution        Net Assets
    Sector                                           6/30/99            6/30/99
    ------                                           -------            -------
Basic Materials ..................................      7                   9%
Business Services and Transportation .............      3                   3
Capital Equipment ................................    --                  --
Consumer Cyclicals ...............................      6                   5
Consumer Nondurables .............................     -2                   9
Consumer Services ................................     16                  14
Energy ...........................................     35                  11
Financial ........................................     -9                  11
Process Industries ...............................     32                   8
Technology .......................................      3                   2
Utilities ........................................     -1                  16
U.S. Governments/Options .........................      6                   4
Miscellaneous ....................................    --                    2
Reserves and Income ..............................     20                   6

Total Portfolio ..................................    116                 100%

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    TWENTY-FIVE LARGEST HOLDINGS
    ----------------------------
  TWENTY-FIVE LARGEST HOLDINGS
                                                             Percent of
                                                             Net Assets
                                                                6/30/99
--------------------------------------------------------------------------
  Tennessee Valley Authority                                        6.2%
--------------------------------------------------------------------------
  Loews                                                             5.4
--------------------------------------------------------------------------
  Amerada Hess                                                      4.7
--------------------------------------------------------------------------
  MacMillan Bloedel                                                 3.4
--------------------------------------------------------------------------
  Niagara Mohawk                                                    3.3
--------------------------------------------------------------------------
  Rouse                                                             2.8
--------------------------------------------------------------------------
  Washington Post                                                   2.6
--------------------------------------------------------------------------
  Homestake Mining                                                  2.5
--------------------------------------------------------------------------
  Times Mirror                                                      2.2
--------------------------------------------------------------------------
  Inco                                                              2.1
--------------------------------------------------------------------------
  FirstEnergy/Cleveland Electric                                    2.1
--------------------------------------------------------------------------
  Chris-Craft                                                       2.0
--------------------------------------------------------------------------
  Newmont Mining                                                    1.9
--------------------------------------------------------------------------
  Texaco                                                            1.9
--------------------------------------------------------------------------
  New York Times                                                    1.9
--------------------------------------------------------------------------
  Union Pacific Capital Trust                                       1.8
--------------------------------------------------------------------------
  Murphy Oil                                                        1.8
--------------------------------------------------------------------------
  Mitchell Energy & Development                                     1.5
--------------------------------------------------------------------------
  Great Lakes Chemical                                              1.5
--------------------------------------------------------------------------
  Philip Morris                                                     1.5
--------------------------------------------------------------------------
  Lonmin Finance                                                    1.3
--------------------------------------------------------------------------
  Chiron                                                            1.3
--------------------------------------------------------------------------
  Mandalay Resort Group                                             1.2
--------------------------------------------------------------------------
  U.S. Cellular LYONS                                               1.2
--------------------------------------------------------------------------
  Domtar                                                            1.1
--------------------------------------------------------------------------

  Total                                                            59.2%

  Note: Table excludes reserves.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------

PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

[Capital Appreciation Fund SEC chart shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/99           1 Year      3 Years      5 Years      10 Years
---------------------           ------      -------      -------      --------
Capital Appreciation Fund        8.70%       13.45%       14.85%        12.39%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------                               Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year
                                 Ended       Ended
                               6/30/99    12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
                               -------    --------    --------    --------    --------    --------
  NET ASSET VALUE
  Beginning of period       $    13.22  $    14.71  $    14.47  $    13.67  $    12.10  $    12.66
------------------------------------------------------------------------------------------------------
  Investment activities
    Net investment income         0.22        0.49        0.50        0.60        0.43        0.35
    Net realized and
    unrealized gain (loss)        0.94        0.34        1.82        1.70        2.30        0.13
------------------------------------------------------------------------------------------------------
    Total from
    investment activities         1.16        0.83        2.32        2.30        2.73        0.48
------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income            -       (0.50)      (0.50)      (0.60)      (0.44)      (0.35)
    Net realized gain                -       (1.82)      (1.58)      (0.90)      (0.72)      (0.69)
------------------------------------------------------------------------------------------------------
    Total distributions              -       (2.32)      (2.08)      (1.50)      (1.16)      (1.04)
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE
======================================================================================================
  End of period             $    14.38  $    13.22  $    14.71  $    14.47  $    13.67  $    12.10
==Ratios/Supplemental=Data============================================================================
  Total return*                   8.77%       5.77%      16.20%      16.82%      22.57%       3.80%
------------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              0.90%+      0.62%       0.64%       0.76%       0.97%       1.10%
------------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      3.05%+      3.04%       3.17%       4.07%       3.28%       2.91%
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate        30.8%+      52.6%       48.3%       44.2%       47.0%       43.6%
------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in millions)             $      960  $    1,004  $    1,060  $      960  $      864  $      655
------------------------------------------------------------------------------------------------------

               *    Total return  reflects the rate that an investor  would have earned on an  investment  in the fund  during  each  period, assuming reinvestment of all distributions.
               +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited                                                         June 30, 1999
STATEMENT OF NET ASSETS
-----------------------
                                                         Shares/Par       Value
                                                                In thousands
COMMON STOCKS  53.3%
FINANCIAL==6.8%==
Bank and Trust  0.2%
Bank fuer International Zahlung (CHF)                           300   $   1,622
--------------------------------------------------------------------------------
                                                                          1,622
--------------------------------------------------------------------------------
Insurance  4.7%
Loews                                                       500,000      39,563
--------------------------------------------------------------------------------
Unitrin                                                     145,000       5,913
--------------------------------------------------------------------------------
                                                                         45,476
--------------------------------------------------------------------------------
Financial Services  1.9%
Leucadia National                                           385,000       9,769
--------------------------------------------------------------------------------
White Mountain Insurance Group                               60,000       8,460
--------------------------------------------------------------------------------
                                                                         18,229
--------------------------------------------------------------------------------
Total Financial                                                          65,327
--------------------------------------------------------------------------------

UTILITIES==6.7%==
Electric Utilities  6.7%
FirstEnergy                                                 525,000      16,275
--------------------------------------------------------------------------------
Kansas City Power & Light                                   415,000      10,583
--------------------------------------------------------------------------------
Nevada Power                                                 70,000       1,750
--------------------------------------------------------------------------------
Niagara Mohawk *                                          1,900,000      30,519
--------------------------------------------------------------------------------
Unisource Energy *                                          475,000       5,670
--------------------------------------------------------------------------------
Total Utilities                                                          64,797
--------------------------------------------------------------------------------

CONSUMER=NONDURABLES==4.3%
Food Processing  0.5%
McCormick                                                   145,000       4,577
--------------------------------------------------------------------------------
                                                                          4,577
--------------------------------------------------------------------------------

Hospital Supplies/Hospital Management  1.0%
Smith & Nephew (GBP)                                      3,214,360       9,728
--------------------------------------------------------------------------------
                                                                          9,728
--------------------------------------------------------------------------------
Pharmaceuticals  0.1%
Schering-Plough                                              30,000       1,590
--------------------------------------------------------------------------------
                                                                          1,590
--------------------------------------------------------------------------------
Health Care Services  0.4%
Aetna                                                        40,000   $   3,577
--------------------------------------------------------------------------------
                                                                          3,577
--------------------------------------------------------------------------------
Miscellaneous Consumer Products  2.3%
Philip Morris                                               350,000      14,065
--------------------------------------------------------------------------------
Reebok                                                      435,000       8,102
--------------------------------------------------------------------------------
                                                                         22,167
--------------------------------------------------------------------------------
Total Consumer Nondurables                                               41,639
--------------------------------------------------------------------------------

CONSUMER=SERVICES==10.6%==
General Merchandisers  0.6%
J.C. Penney                                                 125,000       6,070
--------------------------------------------------------------------------------
                                                                          6,070
--------------------------------------------------------------------------------
Specialty Merchandisers  1.5%
Petrie Stores Liquidation Trust *                         2,585,000       6,382
--------------------------------------------------------------------------------
Toys "R" Us *                                               375,000       7,758
--------------------------------------------------------------------------------
                                                                         14,140
--------------------------------------------------------------------------------
Entertainment and Leisure  1.5%
Mandalay Resort Group *                                     565,000      11,936
--------------------------------------------------------------------------------
Reader's Digest (Class B)                                    59,000       2,212
--------------------------------------------------------------------------------
                                                                         14,148
--------------------------------------------------------------------------------
Media and Communications  7.0%
Chris-Craft *                                               406,000      19,133
--------------------------------------------------------------------------------
Meredith                                                    140,000       4,848
--------------------------------------------------------------------------------
New York Times (Class A)                                    485,000      17,854
--------------------------------------------------------------------------------
Washington Post (Class B)                                    47,000      25,274
--------------------------------------------------------------------------------
                                                                         67,109
--------------------------------------------------------------------------------
Total Consumer Services                                                 101,467
--------------------------------------------------------------------------------

CONSUMER=CYCLICALS==1.3%==
Building and Real Estate  0.6%
Rouse                                                       230,000       5,836
--------------------------------------------------------------------------------
                                                                          5,836
--------------------------------------------------------------------------------
Miscellaneous Consumer Durables  0.7%
Polaroid                                                    250,000       6,906
--------------------------------------------------------------------------------
                                                                          6,906
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                                 12,742
--------------------------------------------------------------------------------

BUSINESS SERVICES AND TRANSPORTATION  1.4%
Transportation Services  0.6%
Overseas Shipholding Group                                  455,000   $   5,858
--------------------------------------------------------------------------------
                                                                          5,858
--------------------------------------------------------------------------------
Railroads  0.8%
Canadian Pacific                                            315,000       7,501
--------------------------------------------------------------------------------
                                                                          7,501
--------------------------------------------------------------------------------
Total Business Services and Transportation                               13,359
--------------------------------------------------------------------------------

ENERGY==10.7%=
Exploration and Production  1.5%
Mitchell Energy & Development (Class A)                      25,000         483
--------------------------------------------------------------------------------
Mitchell Energy & Development (Class B)                     770,000      14,149
--------------------------------------------------------------------------------
                                                                         14,632
--------------------------------------------------------------------------------
Integrated Petroleum - Domestic  7.3%
Amerada Hess                                                760,000      45,220
--------------------------------------------------------------------------------
Kerr-McGee                                                  165,000       8,281
--------------------------------------------------------------------------------
Murphy Oil                                                  345,000      16,840
--------------------------------------------------------------------------------
                                                                         70,341
--------------------------------------------------------------------------------
Integrated Petroleum - International  1.9%
Texaco                                                      290,000      18,125
--------------------------------------------------------------------------------
                                                                         18,125
--------------------------------------------------------------------------------
Total Energy                                                            103,098
--------------------------------------------------------------------------------

PROCESS=INDUSTRIES==8.3%==
Specialty Chemicals  3.4%
Great Lakes Chemical                                        315,000      14,509
--------------------------------------------------------------------------------
Imperial Chemical ADR                                       225,000       8,944
--------------------------------------------------------------------------------
Octel * +                                                   764,000       9,550
--------------------------------------------------------------------------------
                                                                         33,003
--------------------------------------------------------------------------------
Forest Products  4.5%
Domtar                                                    1,145,000      10,877
--------------------------------------------------------------------------------
Macmillan Bloedel (CAD)                                   1,800,000      32,569
--------------------------------------------------------------------------------
                                                                         43,446
--------------------------------------------------------------------------------
Building and Construction  0.4%
Johns Manville                                              260,000   $   3,380
--------------------------------------------------------------------------------
                                                                          3,380
--------------------------------------------------------------------------------
Total Process Industries                                                 79,829
--------------------------------------------------------------------------------
BASIC=MATERIALS==2.7%==

Mining  2.7%
Homestake Mining                                            790,000       6,468
--------------------------------------------------------------------------------
Lonrho Africa (GBP)                                         575,000         417
--------------------------------------------------------------------------------
Newmont Mining                                              935,000      18,583
--------------------------------------------------------------------------------
Total Basic Materials                                                    25,468
--------------------------------------------------------------------------------
Total Miscellaneous Common Stocks  0.5%                                   4,288
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $408,369)                                    512,014

PREFERRED=STOCKS==1.5%=
Cleveland Electric (Series L), $1.88 Adj.                    35,000       3,509
--------------------------------------------------------------------------------
Entergy-GSU (Series B)                                       32,679       1,654
--------------------------------------------------------------------------------
Kemper (Series E)                                           150,000       7,800
--------------------------------------------------------------------------------
Niagara Mohawk (Series A), Adj.                              14,000         357
--------------------------------------------------------------------------------
Niagara Mohawk (Series B), Adj.                              24,625         619
--------------------------------------------------------------------------------
Niagara Mohawk (Series C), Adj.                              16,000         401
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $12,040)                                   14,340

CONVERTIBLE=PREFERRED=STOCKS==4.3%=
Reckson Associates Realty (Series A), 7.625%                 37,500         853
--------------------------------------------------------------------------------
Rouse (Series B)                                            525,000      21,066
--------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25%                          325,000      16,898
--------------------------------------------------------------------------------
Miscellaneous Convertible Preferred Stocks                                2,228
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $43,314)                       41,045

CONVERTIBLE=BONDS==21.5%==
Chiron, 1.90%, 11/17/00                               $  12,500,000      12,473
--------------------------------------------------------------------------------
Exide, (144a), 2.90%, 12/15/05                            2,660,000       1,608
--------------------------------------------------------------------------------
Healthsouth, 3.25%, 4/1/03                               11,000,000       9,288
--------------------------------------------------------------------------------
Hilton Hotels, 5.00%, 5/15/06                            11,000,000      10,065
--------------------------------------------------------------------------------
Homestake Mining
          5.50%, 6/23/00                              $   4,025,000   $   3,909
--------------------------------------------------------------------------------
          Sub. Deb., (144a), 5.50%, 6/23/00              14,020,000      13,617
--------------------------------------------------------------------------------
Inco, Deb. Notes
          5.75%, 7/1/04                                  20,000,000      18,325
--------------------------------------------------------------------------------
          7.75%, 3/15/16                                  1,600,000       1,448
--------------------------------------------------------------------------------
Kerr Mcgee, 7.50%, 5/15/14                                1,000,000         994
--------------------------------------------------------------------------------
Loews, 3.125%, 9/15/07                                   15,000,000      12,064
--------------------------------------------------------------------------------
LONMIN Finance, 6.00%, 2/27/04                      GBP   8,000,000      12,421
--------------------------------------------------------------------------------
McKesson, Sub. Deb. Notes, 4.50%, 3/1/04              $   3,250,000       2,876
--------------------------------------------------------------------------------
Motorola, LYONs Zero Coupon, 9/27/13                      5,100,000       5,432
--------------------------------------------------------------------------------
National Semiconductor, 6.50%, 10/1/02                   10,800,000      10,288
--------------------------------------------------------------------------------
Nine West, 5.50%, 7/15/03                                 6,050,000       6,080
--------------------------------------------------------------------------------
Ogden, Sub. Deb. Notes, 5.75%, 10/20/02                     500,000         472
--------------------------------------------------------------------------------
Pep Boys, Sub. Notes
          LYONs Zero Coupon, 9/20/11                     10,000,000       5,475
--------------------------------------------------------------------------------
          4.00%, 9/1/99                                   5,000,000       5,004
--------------------------------------------------------------------------------
Phycor, 4.50%, 2/15/03                                    6,700,000       5,092
--------------------------------------------------------------------------------
Potomac Electric Power, Deb. Notes, 5.00%, 9/1/02         5,000,000       4,900
--------------------------------------------------------------------------------

Roche Holdings, LYONs, (144a), Zero Coupon, 5/6/12       17,500,000       8,422
--------------------------------------------------------------------------------
Teck, 3.75%, 7/15/06                                     10,500,000       7,599
--------------------------------------------------------------------------------
Times Mirror, Zero Coupon, 4/15/17                       45,000,000      21,293
--------------------------------------------------------------------------------
U.S. Cellular, LYONs, Zero Coupon, 6/15/15               22,000,000      11,539
--------------------------------------------------------------------------------
Wellpoint Health Networks, Zero Coupon, 7/2/19            7,800,000       5,499
--------------------------------------------------------------------------------
Miscellaneous Convertible Bonds                                          10,648
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $201,588)                                206,831

CORPORATE/MUNICIPAL=BONDS==1.3%=
Bellsouth Telecommunications, Deb. Notes
          5.85%, 11/15/45                                 7,000,000       7,005
--------------------------------------------------------------------------------
Miscellaneous Municipal Bonds                                             5,583
--------------------------------------------------------------------------------
Total Corporate/Municipal Bonds (Cost  $13,056)                          12,588

U.S.=GOVERNMENT=OBLIGATIONS/AGENCIES==11.7%==
Federal National Mortgage Assn.
          MTN, 5.37%, 2/7/01                          $   5,000,000   $   4,968
--------------------------------------------------------------------------------
          6.375%, 1/16/02                                 5,000,000       5,044
--------------------------------------------------------------------------------
Tennessee Valley Authority
          5.88%, 4/1/36                                  32,000,000      31,070
--------------------------------------------------------------------------------
          5.98%, 4/1/36                                  10,000,000       9,764
--------------------------------------------------------------------------------
          6.235%, 7/15/45                                18,400,000      18,368
--------------------------------------------------------------------------------
U.S. Treasury Notes
          5.875%, 2/15/00 - 9/30/02                      32,900,000      33,054
--------------------------------------------------------------------------------
          6.125%, 7/31/00                                 2,000,000       2,016
--------------------------------------------------------------------------------
          6.25%, 4/30 - 10/31/01                          8,000,000       8,108
--------------------------------------------------------------------------------
Total U.S. Government
     Obligations/Agencies (Cost  $114,504)                              112,392

OPTIONS=PURCHASED==0.1%
Motorola
 Contracts (for 100 shares each), Put, 10/16/99 @ $90.00       255         166
-----------------------------------------------------------------------------
 Contracts (for 100 shares each), Put, 1/22/00 @ $95.00        255         258
--------------------------------------------------------------------------------
Schering Plough
 Contracts (for 100 shares each), Put, 8/21/99 @ $60.00        300         248
-----------------------------------------------------------------------------

Weyerhaeuser
 Contracts (for 100 shares each), Put, 1/22/00 @ $75.00        250         253
------------------------------------------------------------------------------
Total Options Purchased (Cost  $1,313)                                     925

OPTIONS=WRITTEN==0.0%==
Weyerhaeuser
 Contracts (for 100 shares each), Call, 1/22/00 @ $65.00      (260)       (244)
-----------------------------------------------------------------------------
Total Options Written (Cost  $(175))                                      (244)

==SHORT-TERM=INVESTMENTS==6.1%=

Money Market Funds  6.1%
Reserve Investment Fund, 5.05% #                         58,585,079      58,585
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $58,585)                             58,585

Total=Investments=in=Securities==
99.8% of Net Assets (Cost $852,594)                                   $ 958,476

Other Assets Less Liabilities                                             1,751

 NET ASSETS                                                           $ 960,227

 Net Assets Consist of:
 Accumulated net investment income - net of distributions             $  14,096
 Accumulated net realized gain/loss - net of distributions               54,612
 Net unrealized gain (loss)                                             105,875
 Paid-in-capital applicable to 66,751,955 shares of no par
 value capital stock outstanding; unlimited shares authorized           785,644

 NET ASSETS                                                           $ 960,227

 NET ASSET VALUE PER SHARE                                            $   14.38
--------------------------------------------------------------------------------
#    Seven-day yield
+    Affiliated company
*    Non-income producing
ADR  American Depository Receipt
LYONs Liquid Yield Option Notes
MTN  Medium term note
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 2.5% of net assets.
CAD  Canadian dollar
CHF  Swiss franc
GBP  British sterling

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------                            Unaudited
STATEMENT OF OPERATIONS
-----------------------
                                                                In thousands
                                                                    6 Months
                                                                       Ended
                                                                     6/30/99
==Investment=Income==========================================================
  Income
    Interest                                                   $      11,444
    Dividend                                                           7,215
-----------------------------------------------------------------------------
    Total income                                                      18,659
-----------------------------------------------------------------------------
  Expenses
    Investment management                                              2,930
    Shareholder servicing                                              1,122
    Custody and accounting                                                85
    Prospectus and shareholder reports                                    77
    Registration                                                          36
    Legal and audit                                                        7
    Trustees                                                               4
    Miscellaneous                                                          4
-----------------------------------------------------------------------------
    Total expenses                                                     4,265
    Expenses paid indirectly                                              (3)
-----------------------------------------------------------------------------
    Net expenses                                                       4,262
-----------------------------------------------------------------------------
  Net investment income                                               14,397
-----------------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)========================================
  Net realized gain (loss)
    Securities                                                        40,210
    Foreign currency transactions                                        (11)
-----------------------------------------------------------------------------
    Net realized gain (loss)                                          40,199
-----------------------------------------------------------------------------
  Change in net unrealized gain or loss
    Securities                                                        24,182
    Written options                                                      (69)
    Other assets and liabilities
    denominated in foreign currencies                                     (5)
-----------------------------------------------------------------------------
    Change in net unrealized gain or loss                             24,108
-----------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             64,307
-----------------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
=============================================================================
  ASSETS FROM OPERATIONS                                       $      78,704

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------                               Unaudited

    Statement of Changes in Net Assets

    In thousands
                                                          6 Months        Year
                                                             Ended       Ended
                                                           6/30/99    12/31/98

==Increase=(Decrease)=in=Net=Assets============================================
  Operations
    Net investment income                             $     14,397  $   32,032
    Net realized gain (loss)                                40,199     124,608
    Change in net unrealized gain or loss                   24,108     (97,066)
-------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations       78,704      59,574
-------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                                        -     (32,873)
    Net realized gain                                            -    (119,687)
-------------------------------------------------------------------------------
    Decrease in net assets from distributions                    -    (152,560)
-------------------------------------------------------------------------------
  Capital share transactions*
    Shares sold                                             69,998     250,691
    Distributions reinvested                                     -     148,934
    Shares redeemed                                       (192,173)   (362,823)
-------------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                    (122,175)     36,802

==Net=Assets===================================================================
  Increase (decrease) during period                        (43,471)    (56,184)
  Beginning of period                                    1,003,698   1,059,882
--------------------------------------------------------------------------------
  End of period                                       $    960,227  $1,003,698
--------------------------------------------------------------------------------
*Share information
    Shares sold                                              5,200      16,549
    Distributions reinvested                                     -      11,361
    Shares redeemed                                        (14,350)    (24,044)
-------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding               (9,150)      3,866

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Capital Appreciation Fund
---------------------------------------
Unaudited                                                         June 30, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price Capital Appreciation Fund, (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis.

     Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 1999, were as follows:

================================================================================
                                                Number of
                                                Contracts          Premiums
                                                ---------          --------
Outstanding at beginning of period                   -           $    -
   Written                                           260           175,000
   Outstanding at end of period                      260         $ 175,000


================================================================================

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $130,337,000 and $228,109,000, respectively, for the six months ended June 30, 1999.

     Purchases and sales of U.S. government securities aggregated $7,994,000 and $30,000,000, respectively, for the six months ended June 30, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $852,594,000. Net unrealized gain aggregated $105,882,000 at period-end, of which $138,354,000 related to appreciated investments and $32,472,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $484,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $989,000 for the six months ended June 30, 1999, of which $216,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $1,155,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $242,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

================================================================================
T. Rowe Price Shareholder Services

INVESTMENT SERVICES AND INFORMATION
-----------------------------------

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including Tele*Access (Registration Mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
          Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE Report Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS   Educational  reports  on  investment   strategies  and
          financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
----------------------------------------

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth

Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond

New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
===========================================================================

T. Rowe Price Retirement Plans and Resources

          RETIREMENT PLANS AND RESOURCES

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ------------------------

          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing

          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          -------------------------------------

          PLANNING AND INFORMATIONAL GUIDES
          ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          ---------------
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century Plan [Registration Mark] (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          SOFTWARE PACKAGES
          -----------------
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER [TM] CD-ROM or diskette $19.95. To order, please call
          1-800-541-5760. Also available
          on the Internet for $9.95.

          T. ROWE PRICE VARIABLE ANNUITY ANALYZER [TM] CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.
===========================================================================
T. Rowe Price Insights Reports
------------------------------

          THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION
          The ABCs of Y2K
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------
          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks Understanding
          Derivatives Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

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